UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 3, 2017

GUARDION HEALTH SCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-55723	44-4428421
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

15150 Avenue of Science, Suite 200

San Diego, CA 92128

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (858) 605-9055

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

On November 3, 2017 (the “Effective Date”), Guardion Health Sciences, Inc. (the "Company") completed the issuance and sale of an aggregate of 4,347,827 shares of common stock, par value $0.001 per share, of the Company (the "Shares") at a purchase price of $1.15 per Share (or a purchase price of $5,000,001.05 in the aggregate), in a private placement (the "Private Placement") to certain purchasers (the "Purchasers") pursuant to a Stock Purchase Agreement dated as of November 3, 2017 (the "Purchase Agreement"), by and among the Company and the Purchasers.

The Purchasers consist of Lianluo Smart Limited, a company listed on the NasdaqCM (trading symbol: LLIT) and based in Beijing, China (“LLIT”), and its affiliated company, Digital Grid (Hong Kong) Technology Co., Limited (“Digital Grid”). Pursuant to the Purchase Agreement, LLIT purchased 1,304,348 Shares for a total investment of $1,500,000.20 and Digital Grid purchased 3,043,479 Shares for a total investment of $3,500,000.85. Hangzhou Lianluo Interactive Information Technology Co., Ltd., a company listed on the Shenzhen Stock Exchange (trading symbol: 002280), owns 64.18% of LLIT and 100% of Digital Grid.

The Company intends to use the proceeds from the sale of the Shares for general working capital purposes, including, without limitation, on product development and commercialization, development of intellectual property, purchases of inventory, sales and marketing, and other operating expenses. Pursuant to the Purchase Agreement, the Company may not use such proceeds (a) for dividends or distributions on any of the Company’s securities; (b) to repurchase any of the Company’s securities; or (c) for the redemption of any of the Company’s securities.

Until the one year anniversary of the Effective Date, or earlier in the event that the Purchasers (including their affiliates) hold less than three percent (3%) of the issued and outstanding shares of common stock of the Company, the Company may not undertake a reverse stock split or equivalent reclassification of the Company’s shares of common stock without the prior written consent of the Purchasers holding a majority of the Shares issued pursuant to the Purchase Agreement which are then outstanding.

Pursuant to the Purchase Agreement, the Purchasers will have customary preemptive rights to participate in future equity and equity-linked issuances by the Company up to the extent necessary to maintain such Purchaser’s pro rata ownership percentage in the Company’s securities, subject to customary exceptions. The preemptive rights shall terminate at the earlier of (i) 18 months from the Effective Date, (ii) such time as the Purchasers hold less than five percent (5%) of the issued and outstanding shares of the Company’s common stock, or (iii) such time as the shares of common stock of the Company shall become listed or approved for listing on a national securities exchange.

Additionally, pursuant to the Purchase Agreement, the Company is obligated to file a registration statement (the "Registration Statement") with the Securities and Exchange Commission (the "SEC") within thirty (30) days of the Effective Date to register the Shares for resale. The Company is obligated to use its commercially reasonable efforts to cause the Registration Statement to become effective with the SEC as promptly as practicable following the date the Registration Statement is filed with the SEC.

A copy of the Purchase Agreement is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated by reference herein. The description of the Purchase Agreement in this Current Report on Form 8-K is a summary and is qualified in its entirety by reference to the complete text of the Purchase Agreement.

Item 3.02	Unregistered Sales of Equity Securities

The Shares issued pursuant to the Purchase Agreement were issued in reliance upon the exemption from registration pursuant to Section 4(a)(2) and Rule 903 of Regulation S promulgated under the Securities Act of 1933, as amended.

Item 8.01	Other Events

Conversion of Preferred Stock

As previously disclosed in the Company’s filings with the SEC, the Company had issued and outstanding shares of Series A Convertible Preferred Stock and Series B Convertible Preferred Stock (collectively, the “Preferred Stock”). The completion of the Private Placement triggered, at the Company’s election, the automatic conversion of the Preferred Stock into shares of common stock. Accordingly, immediately following the completion of the Private Placement, the Company effected the conversion of all outstanding shares of Preferred Stock into 6,981,938 shares of common stock (excluding accrued but unpaid dividends). The Company issued 205,242 shares of common stock for the accrued but unpaid dividends from October 1, 2017 through the Effective Date, representing the payment in full of all Preferred Stock dividend obligations.

Press Release

On November 6, 2017, the Company issued a press release announcing the closing of the Private Placement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The matters described herein include forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These statements involve unknown risks and uncertainties that may individually or materially impact the matters discussed herein for a variety of reasons that are outside the control of the Company, including, but not limited to, the Company’s ability to raise sufficient financing to implement its business plan and its ability to successfully develop and commercialize its proprietary products and technologies. Readers are cautioned not to place undue reliance on these forward-looking statements, as actual results could differ materially from those described in the forward-looking statements contained herein. Readers are urged to read the risk factors set forth in the Company’s recent filings with the U. S. Securities and Exchange Commission (the “SEC”), including the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and Post-Effective Amendment No. 1 to the Company’s Registration Statement on Form S-1, as well as the financial statements included therein, and in the Company’s recent Quarterly Reports on Form 10-Q and in other documents the Company files with the SEC from time to time. These filings are available at the SEC’s website (www.sec.gov). The Company disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, in each case, except to the extent required by applicable law.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

10.1	Stock Purchase Agreement dated as of November 3, 2017
99.1	Press Release dated November 6, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GUARDION HEALTH SCIENCES, INC.

	By:	/s/ MICHAEL FAVISH
Name: Michael Favish
Title: Chief Executive Officer

Date: November 7, 2017

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